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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 7, 1997



                              TELEGEN CORPORATION
             (Exact name of registrant as specified in its charter)




       California                        14836                   84-067214
 ------------------------------   ----------------------     ------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)




                               101 Saginaw Drive
                        Redwood City, California  94063
                    (Address of principal executive offices)

                                 (415) 261-9400
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

     On October 7, 1997, Telegen Corporation, a California corporation (the "Company"), initiated a private offering on a subscription basis of up to 500,000 units (each, a "Unit") to Accredited Investors, as that term is defined in Rule 501(a) of the Securities Act of 1933, as amended, with a purchase price per Unit (the "Purchase Price") of $2.00 (the "Offering"). Each Unit consists of (i) one share of the Company's common stock, no par value (the "Common Stock"), (ii) a warrant to purchase one share of the Company's Common Stock at a $0.01 per share exercise price (each, a "$0.01 Warrant"), and (iii) a warrant to purchase one share of the Company's Common Stock at a $4.00 per share exercise price (each, a "$4.00 Warrant," the $0.01 Warrants and the $4.00 Warrants are collectively the "Warrants"). As of October 9, the Company has sold 425,000 Units under the Offering. The terms of the Offering include an obligation of the Company to prepare and file within thirty (30) days of the delivery date of the Common Stock and Warrants to the holders thereof a registration statement on Form S-3 or any other Form that is available to the Company at that time (the "Registration Statement"), covering the resale of the Common Stock purchased thereunder and the issuance of Common Stock upon exercise of the Warrants, and to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission within ninety (90) days after the initial filing of the Registration Statement.

     Units purchased under the Offering are subject to lock-up provisions which limit the ability of the holder thereof to resell the Common Stock or to sell the Common Stock issuable upon exercise of the Warrants. The purchased Units are divided into four equal groups (each, a "Group"), each having a separate lock-up period (the "Lock-Up Period") for the resale of the Common Stock and the
sale of Common Stock upon exercise of the Warrants.   The Lock-Up Period for
each Group expires on January 1, 1998, April 1, 1998, July 1, 1998, and October 1, 1998, respectively.

     The $0.01 Warrant have a four year term from the date of issuance and are exercisable immediately upon issuance. The Company has the right to force the exercise of the $0.01 Warrants at any time after their issuance. The $4.00 Warrants also have a four year term from the date of issuance and are exercisable immediately upon issuance. The Company has the right to force the exercise of the $4.00 Warrants after the Company's Common Stock trades for twenty (20) trading days at $6.00 or more.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TELEGEN CORPORATION



Dated:    October 10, 1997                    By:  /s/ Warren M. Dillard
                                                  ----------------------------
                                              Warren M. Dillard,
                                              Chief Executive Officer